Exhibit 10.25

SUPPLEMENT

to the

Loan and Security Agreement

dated as of August 24, 2021

between

SUNEVA MEDICAL, INC. (“Borrower”)

and

Avenue Venture Opportunities Fund, L.P. (“Lender”)

This is a Supplement identified in the document entitled Loan and Security Agreement, dated as of August 24, 2021 (as amended, restated, supplemented and modified from time to time, the “Loan and Security Agreement”), by and between Borrower and Lender. All capitalized terms used in this Supplement and not otherwise defined in this Supplement have the meanings ascribed to them in Article 10 of the Loan and Security Agreement, which is incorporated in its entirety into this Supplement. In the event of any inconsistency between the provisions of the Loan and Security Agreement and this Supplement, this Supplement is controlling.

In addition to the provisions of the Loan and Security Agreement, the parties agree as follows:

Part 1 - Additional Definitions:

“Amortization Period” means the period commencing on the first day of the first full calendar month following the Interest-only Period and continuing until the Maturity Date.

“Commitment” means, subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement, Lender’s commitment to make Growth Capital Loans to Borrower up to the aggregate original principal amount of Fifteen Million Dollars ($15,000,000), with Eight Million Dollars ($8,000,000) funded on the Closing Date (“Tranche 1”); up to Five Million Dollars ( $5,000,000) to be funded between the Tranche 2 Start Date and the Tranche 2 End Date, subject to the conditions in Section 1(a)(i) of Part 2 (“Tranche 2”); and Two Million Dollars ($2,000,000) to be funded on the Closing Date in the form of the Lender Convertible Note (provided that, if the Lender Convertible Note is to be converted into Borrower’s equity securities, either upon the “Maturity Date” (as defined in the Lender Convertible Note) or otherwise and the Obligations (other than inchoate indemnity obligations) under the Loan Documents have not been otherwise paid in full, Lender shall have the option to treat such Two Million Dollars ($2,000,000), plus any accrued and unpaid interest thereon under the Lender Convertible Note, as funded as part of (and subject to the same terms and conditions, including but not limited to repayment, of) Tranche 1 (for a total principal amount of Tranche 1 of Ten Million Dollars ($10,000,000)); the effective date of Lender’s election of such treatment, the “Convertible Note Flip Date”). For the avoidance of doubt, on and after the Convertible Note Flip Date, the obligations of Borrower under the Lender Convertible Note shall be deemed fully discharged and paid in full.

“Convertible Debt Offering” means Borrower’s offering to certain persons of the Convertible Notes, on terms and conditions reasonably acceptable to Lender.

“Convertible Notes” means the Subordinated Convertible Promissory Notes issued by Borrower as part of the Convertible Debt Offering and “Lender Convertible Note” means the Subordinated Convertible Promissory Notes issued by Borrower to Lender on or about the Closing Date, as modified, amended and or amended and restated from time to time, including by that certain First Amendment to Subordinated Convertible Promissory Note dated as of the Closing Date; provided the same are unsecured and otherwise constitute Subordinated Debt.

“Designated Rate” means, for each Growth Capital Loan, a variable rate of interest per annum equal to the sum of (i) the greater of (A) the Prime Rate and (B) three and one-quarters percent (3.25%), plus (ii) seven and one-quarter percent (7.25%). Changes to the Designated Rate based on changes to the Prime Rate shall be effective as of the next scheduled interest payment date immediately following such change.

“Final Payment” means a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) equal to four and one-quarter percent (4.25%) of the original Commitment amount of Fifteen Million Dollars ($15,000,000.00).

“Growth Capital Loan” means any Loan requested by Borrower and funded by Lender under its Commitment for general corporate purposes of Borrower, including, without limitation, the repayment of up to Five Million Dollars ($5,000,000.00) owing by Borrower to HCRP MGS Account Management, LLC (“HCRP”); provided that, as of the Closing Date, Borrower shall satisfy in full the Indebtedness owing HCRP and deliver to Lender evidence of the same, in form and content acceptable to Lender.

“Interest-only Period” means the period commencing on the Closing Date and continuing until the twelfth (12th) month anniversary of the Closing Date; provided, however, that such period shall be extended for six (6) months if as of the last day of the Interest-only Period then in effect, Borrower has received any Loan under Tranche 2; provided, further, however, that the Interest-only Period shall not exceed eighteen (18) months.

“IPO” as used herein, means a sale of Borrower’s securities pursuant to a registration statement filed by Borrower under the Securities Act (or pursuant to the laws of the jurisdiction in which the initial public offering is completed), in connection with the first firm commitment underwritten offering of Borrower’s securities to the general public.

“Loan” or “Loans” mean, as the context may require, individually a Growth Capital Loan, and collectively, the Growth Capital Loans.

“Loan Commencement Date” means, with respect to each Growth Capital Loan: (a) the first day of the first full calendar month following the Borrowing Date of such Loan if such Borrowing Date is not the first day of a month; or (b) the same day as the Borrowing Date if the Borrowing Date is the first day of a month.

“Maturity Date” means August 24, 2024.

“Prepayment Fee” means, with respect to any prepayment of the Loans:

(i) if the prepayment occurs during the period commencing on the Closing Date and ending on (but including) the last day of the Interest-only Period, an amount equal to the principal amount of such Loans prepaid multiplied by three percent (3.00%); and

(ii) if the prepayment occurs during the period commencing on the day immediately following the Interest-only Period and ending on (but excluding) the Maturity Date, an amount equal to the principal amount of the Loans prepaid multiplied by one percent (1.00%).

“Prime Rate” is the rate of interest per annum from time to time published in the money rates section of The Wall Street Journal or any successor publication thereto as the “prime rate” then in effect; provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Supplement; and provided further that if such rate of interest, as set forth from time to time in the money rates section of The Wall Street Journal, becomes unavailable for any reason as determined by Lender, the “Prime Rate” shall mean the rate of interest per annum announced by Silicon Valley Bank as its prime rate in effect at its principal office in the State of California (such announced Prime Rate not being intended to be the lowest rate of interest charged by such institution in connection with extensions of credit to debtors); provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Supplement.

“Primary Operating Account” is Borrower’s account set forth in Part 2, Section 6 hereof.

“Revenue” means revenue, determined in accordance with GAAP.

“SPAC Transaction” means any transaction involving Borrower and any special purpose acquisition company, whether merger, acquisition, public (or other) offering, sale, transfer or other exchange, of equity securities, or otherwise.

“Termination Date” means the earlier of: (i) the date Lender may terminate making Growth Capital Loans or extending other credit pursuant to the rights of Lender under Article 7 of the Loan and Security Agreement; and (ii) April 30, 2022.

“Threshold Amount” means Two Hundred Fifty Thousand Dollars ($250,000.00).

“Tranche 2 End Date” means April 30, 2022.

“Tranche 2 Milestones” means Borrower has: (1) achieved at least Seventeen Million Five Hundred Thousand Dollars ($17,500,000.00) of trailing six (6) month Revenue as of the month immediately prior to the funding of Tranche 2; and (2) received at least Twenty Million Dollars ($20,000,000.00) in net cash proceeds from the sale and issuance of Borrower’s equity securities or Subordinated Debt after the Closing Date (excluding, for the sake of clarity, the conversion of any Indebtedness on or about the Closing Date); in each case, subject to written evidence of the same, in form and content reasonably acceptable to Lender.

“Tranche 2 Start Date” means November 1, 2021, but subject to Borrower’s achievement of the Tranche 2 Milestones.

“Warrant” is defined in Part 2, Section 3(a) hereof.

Part 2 - Additional Covenants and Conditions:

1. Growth Capital Loan Facility.

(a) Additional Condition(s) Precedent Regarding Growth Capital Loan Commitments. In addition to the satisfaction of all of the other applicable conditions precedent specified in Sections 4.1 and 4.2 of the Loan and Security Agreement and this Supplement, Lender’s obligation to fund Tranche 2 and Tranche 3 of its Commitment of Growth Capital Loans is subject to receipt by Lender of evidence that the following conditions precedent have been satisfied, as determined by Lender in its sole discretion:

(i) with respect to Tranche 2, Borrower has achieved the Tranche 2 Milestones; and

Subject to satisfaction of the conditions precedent specified in Sections 4.1 and Section 4.2 of the Loan and Security Agreement and this Supplement, Lender agrees to make Growth Capital Loans to Borrower under Lender’s Commitment from time to time from and after the Closing Date up to and including the Termination Date in an aggregate, original principal amount up to, but not exceeding, then then-unfunded portion of Lender’s Commitment.

(b) Minimum Funding Amount; Maximum Number of Borrowing Requests. Growth Capital Loans requested by Borrower to be made on a single Business Day shall be for a minimum aggregate, original principal amount of One Million Dollars ($1,000,000.00); provided, however, that the initial Growth Capital Loan shall be funded on the Closing Date in a minimum original principal amount of Eight Million Dollars ($8,000,000.00). Borrower shall not submit a Borrowing Request more frequently than once per calendar month.

(c) Repayment of Growth Capital Loans. Principal of, and interest on, each Growth Capital Loan shall be payable as set forth in a Note evidencing such Growth Capital Loan (substantially in the form attached hereto as Exhibit “A”), which Note shall provide substantially as follows: principal shall be fully amortized over the Amortization Period in equal, monthly principal installments plus, in each case, unpaid interest thereon at the Designated Rate, commencing after the Interest-only Period of interest-only installments at the Designated Rate. In particular, on the Borrowing Date applicable to such Growth Capital Loan, Borrower shall pay to Lender (i) if the Borrowing Date is earlier than the Loan Commencement Date, interest only at the Designated Rate, in advance, on the outstanding principal balance of the Growth Capital Loan for the period from the Borrowing Date through the last day of the calendar month in which such Borrowing Date occurs (it being understood that this clause (i) shall not apply in the case the Borrowing Date is on the same date as the Loan Commencement Date), and (ii) the first (1st) interest-only installment at the Designated Rate, in advance, on the outstanding principal balance of the Note evidencing such Loan for the ensuing month. Commencing on the first day of the second full month after the Borrowing Date and continuing on the first day of each month during the Interest-only Period thereafter, Borrower shall pay to Lender interest only at the Designated Rate, in advance, on the outstanding principal balance of the Loan evidenced by such Note for the ensuing month. Commencing on the first day of the first full month after the end of the Interest-only Period, and continuing on the first day of each consecutive calendar month thereafter, Borrower shall pay to Lender equal consecutive monthly principal installments in advance in an amount sufficient to fully amortize the Loan evidenced by such Note over the Amortization Period, plus interest at the Designated Rate for such month. On the Maturity Date, all principal and accrued interest then remaining unpaid and the Final Payment shall be due and payable.

2. Prepayment. The Growth Capital Loans may be prepaid as provided in this Section 2 only. Borrower may prepay all, but not less than all, outstanding Growth Capital Loans in whole, but not in part, at any time upon no less than five (5) Business Days’ prior written notice to the Lender, by tendering to Lender a cash payment in respect of such Loans in an amount determined by Lender equal to the sum of: (i) the aggregate outstanding principal amount of such Loans; (ii) the accrued and unpaid interest on such Loans as of the date of prepayment; (iii) the Prepayment Fee; and (iv) the Final Payment; provided that, if Lender has not yet exercised its rights under Section 3(d) hereof, Borrower shall provide written notice of prepayment at least ten (10) days in advance of the proposed prepayment date and Lender shall have the option, with respect to the Conversion Option, to exercise its rights pursuant to Section 3(d) hereof by delivering written notice to Borrower at least two (2) Business Days in advance of the proposed prepayment date; provided further, that Lender’s failure to deliver such notice shall be deemed a waiver of Lender’s rights pursuant to Part 2, Section 3(c) hereof and such conversion right shall terminate.

3. Issuance of Warrant; Right to Invest; Conversion Right.

(a) Warrant. As additional consideration for the making of its Commitment, Lender has earned and is entitled to receive immediately upon the execution of the Loan and Security Agreement and this Supplement, a warrant instrument issued by Borrower (the “Warrant”).

(b) Warrant General. The Warrant shall be in form and substance reasonably satisfactory to Lender.

(c) Right to Invest.

(i) Investment Right. Lender shall have the right, in its discretion, but not the obligation, to invest up to an aggregate of One Million Dollars ($1,000,000.00) in equity securities of Borrower (the “Investment Right”) on the same terms, conditions, and pricing offered by Borrower to any investor existing at such time, in connection with any offering of Borrower’s equity securities after the Closing Date (collectively, the “Equity Offerings”), including in connection with a private placement concurrent with any IPO (or direct listing of Borrower’s equity securities (at the initial IPO (or direct listing) price) (subject in all respects to Part 2, Section 3(c)(ii) below), or a SPAC Transaction (subject in all respects to Part 2, Section 3(c)(iii) below); provided, however, such terms shall exclude a seat on the Borrower’s Board of Directors, which may be offered to other investors at Borrower’s discretion; provided, further, that, if Lender desires to exercise its Investment Right, Lender shall first provide prior written notice to Borrower setting forth Lender’s desired investment amount no later than 15 Business Days prior to the anticipated closing date of such Equity Offering (provided that Borrower has provided Lender no less than ten (10) Business Days’ prior written notice of the terms and conditions of such Equity Offering) and Lender shall cooperate to consummate its investment (including timely payment of the applicable sale price for such equity securities) in such closing promptly upon receipt of documentation with respect thereto. The Investment Right (including, for purposes of clarity, the Participation Rights (as defined below) shall terminate upon the earliest of (A) the repayment in full of all Obligations (other than inchoate indemnity obligations) under the Loan and Security Agreement, (B) the date Lender has invested an aggregate of One Million Dollars ($1,000,000.00) in Equity Offerings pursuant to this Part 2, Section 3(c)(i), (C) the effective date of the initial registration statement covering a public offering of Borrower’s securities, (D) the consummation of a SPAC Transaction and (E) the consummation of a merger or consolidation of Borrower that is effected (x) for independent business reasons unrelated to extinguishing such right and (y) for purposes other than (a) the reincorporation of the Borrower in a different state or (b) the formation of a holding company that will be owned exclusively by the Borrower’s stockholders and will hold all of the outstanding shares of capital stock of Borrower’s successor. Any exercise notice of the Investment Right delivered to Borrower shall be irrevocable.

(ii) Private Sale Investment Right. Notwithstanding anything in Part 2, Section 3(c)(i) above, in the event that either (A) Borrower is advised by its outside legal counsel, the Securities and Exchange Commission (the “SEC”), the Financial Industry Regulatory Authority (“FINRA”), or any stock exchange on which the Common Stock of Borrower (“Common Stock”) is to be traded (the “Exchange”) that the offering or sale of Borrower’s securities to Lender pursuant to the Investment Right would violate any federal or state securities laws or the rules or regulations of the SEC, FINRA, or the Exchange, or (B) the managing underwriter reasonably determines that marketing factors require a limitation on the number of shares of Common Stock to be underwritten in connection with the IPO and requests that Lender’s Investment Right be subject to (x) carve-backs, (y) restrictions, or (z) other similar limitations (each of the events described in the foregoing clauses (x), (y) or (z), a “Cutback”), then, in each case, Borrower shall offer to Lender the right to purchase in a separate private placement (the “Private Placement”) (which shall be conducted concurrently with the IPO, and the closing of which shall be contingent on the closing of such IPO), at the price to public in the IPO, up to that number of shares of Common Stock equal to the difference between the number of shares of Common Stock that Lender would have been able to purchase pursuant to the Investment Right but for the applicable Cutback, and the number of shares of Common Stock that Lender was actually permitted to purchase in such IPO pursuant to Section (i) above, if any (the “Private Sale Investment Right”). Notwithstanding the foregoing, Lender agrees that the number of shares Lender is entitled to purchase pursuant to the Private Sale Investment Right may be reduced or modified to the extent reasonably requested by the underwriter or counsel to Borrower so as to not cause a material and adverse effect on the IPO. If Lender exercises its Private Sale Investment Right, Borrower and Lender shall execute and deliver such documents that are (x) customary for a transaction structured as a concurrent private placement with a public offering, including without limitation customary resale registration rights, and (y) reasonably satisfactory to Borrower, Lender, and the managing underwriter. The Company may withdraw its registration statement for an IPO at any time and for any reason it sees fit without incurring any liability under this Supplement, the Loan and Security Agreement or otherwise to Lender.

(iii) SPAC Transaction Investment Right. Notwithstanding anything in Part 2, Section 3(c)(i) above, if Borrower proposes to enter into a SPAC Transaction, and the special purpose acquisition company (“SPAC”) proposes to offer or sell securities in a private placement transaction that is contemporaneous with, or otherwise connected to or conditioned on, such SPAC Transaction, Borrower will use its commercially reasonable efforts, in compliance with and subject to all applicable laws and regulations, to ensure that Lender is given the opportunity to exercise the Investment Right with respect to such private placement transaction (the “SPAC Transaction Investment Right”, and together with the Private Sale Investment Right, the “Participation Rights”). Borrower acknowledges and agrees that, for purposes of this Part 2, Section 3(c)(iii), commercially reasonable efforts shall include, but not be limited to, requesting that the sponsor or management of the SPAC acknowledge and consider providing the benefit of such Investment Right to Lender.

(d) Conversion Right. Lender shall have the right, in its discretion, but not the obligation, at any time and from time to time, while the Loan is outstanding, to convert an amount of up to Two Million Dollars ($2,000,000.00) of the principal amount of the outstanding Growth Capital Loans (the “Conversion Option”) into Warrant Stock (as defined in the Warrant) at a price per share equal to one hundred twenty percent (120.00%) of the Stock Purchase Price set forth (and as defined) in the Warrant (the “Conversion Price;” the exercise of such Conversion Option, a “Conversion”). The Conversion Option will be exercised by Lender delivering a written, signed conversion notice to the Borrower in accordance with this Section 3(d) which will include (i) the date of which the conversion notice is given, (ii) a statement to the effect that the Lender is exercising the Conversion Option, (iii) the amount in respect of which the Conversion Option is being exercised and the number of shares issued and (iv) a date reasonably agreeable to both Borrower and Lender on which the allotment and issuance of the shares is to take place; provided that in the event that (x) the Conversion Option is exercised in connection with an Equity Offering or (y) the settlement of such Conversion Option would occur on or about a date within 5 Business Days of the anticipated closing date of any Equity Offering, Lender shall deliver such conversion notice to Borrower no later than 15 Business Days prior to the anticipated closing date of such Equity Offering (provided that Borrower has provided Lender no less than 10 Business Days’ prior written notice of the terms and conditions of such Equity Offering). Any conversion notice delivered to Borrower pursuant to this Part 2, Section 3(d) shall be irrevocable.

4. Commitment Fee. Borrower shall pay to Lender a commitment fee in the amount of one percent (1.00%) of the Fifteen Million Dollars ($15,000,000.00) Tranche 1 Commitment due and payable on the Closing Date, of which Seventy-Five Thousand Dollars ($75,000.00) has been paid by Borrower to Lender as an advance deposit prior to the date hereof. As an additional condition precedent under Section 4.1 of the Loan and Security Agreement, Lender shall have completed to its satisfaction its due diligence review of Borrower’s business and financial condition and prospects, and Lender’s Commitment shall have been approved. If this condition is not satisfied, the Seventy-Five Thousand Dollars ($75,000.00) advance deposit previously paid by Borrower shall be refunded. Except as set forth in this Section 4, the Commitment Fee is not refundable.

5. Documentation Fee Payment. On the Closing Date, Borrower shall reimburse Lender pursuant to Section 9.8(a) of the Loan and Security Agreement for (i) its reasonable and documented attorneys’ fees, out-of-pocket costs and expenses incurred in connection with the preparation and negotiation of the Loan Documents and (ii) such Lender’s costs and filing fees related to perfection of its Liens in the Collateral in any jurisdiction in which the same is located, recording a copy of the Intellectual Property Security Agreement with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and confirming the priority of such Liens.

6. Borrower’s Primary Operating Account and Wire Transfer Instructions:

Institution Name:
Address:
ABA No.:
Contact Name:
Phone No.:
E-mail:
Account Title:
Account No.:

7. Debits to Account for ACH Transfers. For purposes of Sections 2.2 and 5.10 of the Loan and Security Agreement, the Primary Operating Account shall be the bank account set forth in Section 6 above, unless and until such account is changed in accordance with Section 5.10 of the Loan and Security Agreement. Borrower hereby agrees that the Growth Capital Loans will be advanced to the account specified above and regularly scheduled payments of principal, interest and fees will be automatically debited from the same account. Borrower hereby confirms that the bank at which the Primary Operating Account is maintained uses that same ABA Number for incoming wires transfers to the Primary Operating Account and outgoing ACH transfers from the Primary Operating Account.

Part 3 - Additional Representations:

Borrower represents and warrants that as of the Closing Date and, subject to any written updates of the information set forth below by Borrower to Lender, each Borrowing Date:

a)	Its chief executive office is located at: 5870 Pacific Center Blvd., San Diego, CA 92121

b)	Its Equipment is located at: 5870 Pacific Center Blvd., San Diego, CA 92121

c)	Its Inventory is located at: 5870 Pacific Center Blvd., San Diego, CA 92121

d)	Its Records are located at: 5870 Pacific Center Blvd., San Diego, CA 92121

e)	In addition to its chief executive office, Borrower maintains offices or operates its business at the following locations: N/A

f)	Other than its full corporate name, Borrower has conducted business using the following trade names or fictitious business names in the five years prior to the Closing Date: N/A

g)	Its state corporation identification number is: [*]

h)	Its U.S. federal tax identification number is: [*]

i)	Including Borrower’s Primary Operating Account identified in Section 6 above, Borrower maintains the following Deposit Accounts and investment accounts:

Bank Acct #	Bank Acct Name	Bank

Part 4 - Additional Loan Documents:

Form of Promissory Note	Exhibit “A”
Form of Borrowing Request	Exhibit “B”
Form of Compliance Certificate	Exhibit “C”

[Remainder of this page intentionally left blank; signature page follows]

[Signature page to Supplement to Loan and Security Agreement]

IN WITNESS WHEREOF, the parties have executed this Supplement as of the date first above written.

BORROWER:

SUNEVA MEDICAL, INC.

	By:	/s/ Patricia Altavilla
	Name:	Patricia Altavilla
	Title:	President and Chief Executive Officer

Address for Notices:
5870 Pacific Center Blvd.
San Diego, California 92121
Attn: Patricia Altavilla
Email:
Phone #

LENDER:

AVENUE VENTURE OPPORTUNITIES FUND, L.P.

	By:	Avenue Venture Opportunities Partners, LLC
	Its:	General Partner

By:
	Name:	Sonia Gardner
	Title:	Authorized Signatory

Address for Notices:	11 West 42nd Street, 9th Floor
New York, New York 10036
Attn:
Email:
Phone

[Signature page to Supplement to Loan and Security Agreement]

IN WITNESS WHEREOF, the parties have executed this Supplement as of the date first above written.

BORROWER:

SUNEVA MEDICAL, INC.

By:
	Name:	Patricia Altavilla
	Title:	President and Chief Executive Officer

Address for Notices:
5870 Pacific Center Blvd.
San Diego, California 92121
Attn: Patricia Altavilla
Email:

LENDER:

AVENUE VENTURE OPPORTUNITIES FUND, L.P.

	By:	Avenue Venture Opportunities Partners, LLC
	Its:	General Partner

	By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Authorized Signatory

Address for Notices:	11 West 42nd Street, 9th Floor
New York, New York 10036

EXHIBIT “A”

FORM OF PROMISSORY NOTE

[Note No. X-XXX]

$____________________	August __, 2021

The undersigned (“Borrower”) promises to pay to the order of AVENUE VENTURE OPPORTUNITIES FUND, L.P., a Delaware limited partnership (“Lender ”), at such place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of ______________________________ Dollars ($__________), with interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a variable rate per annum equal to the sum of (i) the greater of (A) the Prime Rate and (B) three and one-quarters percent (3.25%), plus (ii) seven and one-quarter percent (7.25%) (the “Designated Rate”), according to the payment schedule described herein, except as otherwise provided herein. In addition, on the Maturity Date, the Borrower promises to pay to the order of Lender (i) all principal and accrued interest then remaining unpaid and (ii) the Final Payment (as defined in the Loan Agreement (as defined herein)).

This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan and Security Agreement, dated as of August __, 2021, between Borrower and Lender (as the same has been and may be amended, restated or supplemented from time to time, the “ Loan Agreement”). Each capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement. The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

Principal of and interest on this Note shall be payable as provided under Section 2 of Part 2 of the Supplement to the Loan Agreement.

This Note may be prepaid only as permitted under Section 2 of Part 2 of the Supplement to the Loan Agreement.

Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate, compounded monthly. Borrower shall pay such interest on demand.

Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

If Borrower is late in making any scheduled payment under this Note by more than five (5) days, Borrower agrees to pay a “late charge” of five percent (5%) of the installment due, but not less than fifty dollars ($50) for any one such delinquent payment. This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

1

[Signature page to Promissory Note]

This Note shall be governed by, and construed in accordance with, the laws of the State of California, excluding those laws that direct the application of the laws of another jurisdiction.

SUNEVA MEDICAL, INC.

By:
Name:
Its:

2

EXHIBIT “B”

FORM OF BORROWING REQUEST

August __, 2021

Avenue Venture Opportunities Fund, L.P.

11 West 42nd Street, 9th Floor

New York, New York 10036

Re:      SUNEVA MEDICAL, INC.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, dated as of August __, 2021 (as amended, restated or supplemented from time to time, the “ Loan Agreement”; the capitalized terms used herein as defined therein), between Avenue Venture Opportunities Fund, L.P. (“Lender”) and SUNEVA MEDICAL, INC. (“Borrower”).

The undersigned is the ____________________ of Borrower and hereby requests on behalf of Borrower a Loan under the Loan Agreement, and in that connection certifies as follows:

1. The amount of the proposed Loan is _______________________ Dollars ($_________________). The Borrowing Date of the proposed Loan is ___________________ (the “Borrowing Date”).

(a) On the Borrowing Date, the Lender will wire $[_________] less fees and expenses to be deducted on the Borrowing Date of (a) $150,000.00 in respect to the Commitment Fee, of which $75,000.00 has been paid to the Lender prior to the date hereof, (b) $[_________] in respect to the interest fee, and (c) $[_________] in respect to the legal fees for net proceeds of $[___________] to Borrower pursuant to the following wire instructions:

Institution Name:
Address:
ABA No.:
Contact Name:
Phone No.:
E-mail:
Account Title:
Account No.:

1

(b) On the Borrowing Date, in connection with the payoff, the Lender will wire $[6,500,000.00] to HCRP MGS Account Management, LLC pursuant to the following wire instructions:

Institution Name:
Address:
ABA No.:
Contact Name:
Phone No.:
E-mail:
Account Title:
Account No.:

(c) On the Borrowing Date, the Lender will wire $[__________] to Barnes & Thornburg LLP for fees and expenses pursuant to the following wire instructions:1

Institution Name:	Fifth Third Bank, Indianapolis, IN
ABA No.:	042000314
Account Title:	Barnes & Thornburg LLP Attorney Operating Account
Account No.:	7653510706
Reference:	82485-9
Confirm remittance:	wireconfirmations@btlaw.com

2. As of this date, no Default or Event of Default has occurred and is continuing, or will result from the making of the proposed Loan, the representations and warranties of Borrower contained in Article 3 of the Loan Agreement and Part 3 of the Supplement are true and correct in all material respects other than those representations and warranties expressly referring to a specific date which are true and correct in all material respects as of such date, and the conditions precedent described in Sections 4.1 and/or 4.2 of the Loan Agreement and Part 2 of the Supplement, as applicable, have been met.

3. No event has occurred that has had or could reasonably be expected to have a Material Adverse Change.

4. Borrower’s most recent financial statements, financial projections or business plan dated ____________, as reviewed by Borrower’s Board of Directors, are enclosed herewith in the event such financial statements, financial projections or business plan have not been previously provided to Lender.

Remainder of this page intentionally left blank; signature page follows

[1]	To be included in the Borrowing Request on the Closing Date. The executed Borrowing Request must be delivered
[2]	Business Days prior to the Closing Date.

2

[Signature page to Borrowing Request]

Borrower shall notify you promptly before the funding of the Loan if any of the matters to which I have certified above shall not be true and correct on the Borrowing Date.

Very truly yours,

SUNEVA MEDICAL, INC.

By:
Name:
Title:*

*	Must be executed by Borrower’s Chief Financial Officer or other executive officer.

EXHIBIT “C”

FORM OF

COMPLIANCE CERTIFICATE

Avenue Venture Opportunities Fund, L.P.

11 West 42nd Street, 9th Floor

New York, New York 10036

Re:          SUNEVA MEDICAL, INC.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, dated as of August __, 2021 (as the same has been and may be supplemented, amended and modified from time to time, the “ Loan Agreement,” the capitalized terms used herein as defined therein), between Avenue Venture Opportunities Fund, L.P. (“Lender”) and SUNEVA MEDICAL, INC. (“Borrower”).

The undersigned authorized representative of Borrower hereby certifies in such capacity that in accordance with the terms and conditions of the Loan Agreement, (i) no Default or Event of Default has occurred and is continuing, except as noted below, and (ii) Borrower is in compliance for the financial reporting period ending ____________________________ with all required financial reporting under the Loan Agreement, except as noted below. Attached herewith are the required documents supporting the foregoing certification. The undersigned authorized representative of Borrower further certifies in such capacity that: (a) the accompanying financial statements have been prepared in accordance with Borrower’s past practices applied on a consistent basis, or in such manner as otherwise disclosed in writing to Lender, throughout the periods indicated; and (b) the financial statements fairly present in all material respects the financial condition and operating results of Borrower and its Subsidiaries, if any, as of the dates, and for the periods, indicated therein, subject to the absence of footnotes and normal year-end audit adjustments (in the case of interim monthly financial statements), except as explained below.

Please provide the following requested information and

indicate compliance status by circling (or otherwise indicating) Yes/No under “Included/Complies”:

REPORTING REQUIREMENT	REQUIRED	INCLUDED/COMPLIES

Balance Sheet, Income Statement & Cash Flow Statement	Monthly, within 30 days	YES / NO / N/A

Operating Budgets, 409(A) Valuations & Updated Capitalization Tables	As modified	YES / NO / N/A

Annual Financial Statements	Annually, within 180 day of fiscal year-end	YES / NO / N/A

Board Packages	As modified	YES / NO / N/A

Date of most recent Board-approved budget/plan ____________________

Any change in budget/plan since version most recently		YES / NO / N/A
delivered to Lender
If Yes, please attach

Date of most recent capitalization table: ____________________

Any changes in capitalization table since version most recently delivered to Lender?:		YES / NO / N/A
If Yes, please attach a copy of latest capitalization table

1

EQUITY & CONVERTIBLE NOTE FINANCINGS

Please provide the following information (if applicable) regarding Borrower’s most-recent equity and/or convertible note financing each time this Certificate is delivered to Lender

Date of Last Round Raised: _____________
Has there been any new financing since the last Compliance Certificate submitted?	YES / NO
If “YES” please attach a copy of the Capitalization Table

Date Closed: ______________ Series: _________Per Share Price: $_________________
Amount Raised: _______________ Post Money Valuation: _____________

Any stock splits since date of last report?	YES / NO
If yes, please provide any information on stock splits which would affect valuation:

Any dividends since date of last report?	YES / NO
If yes, please provide any information on dividends which would affect valuation:

Any unusual terms? (i.e., Anti-dilution, multiple preference, etc.)	YES / NO
If yes, please explain:

ACCOUNT CONTROL AGREEMENTS

Pursuant to Section 6.11 of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it maintains only those deposit and investment accounts set forth below; and (ii) to the extent required by Section 6.11 of the Loan Agreement, a control agreement has been executed and delivered to Lender with respect to each such account [Note: If Borrower has established any new account(s) since the date of the last compliance certificate, please so indicate].

Deposit Accounts2

	Name of Institution	Account Number	Control Agt.	Complies	New
			In place?		Account
“Excluded Acc

1.)	[_______]	[_______]	YES / NO	YES / NO	YES / NO

2.)			YES / NO	YES / NO	YES / NO

[2]	Company: Please complete with existing accounts.

2

Investment Accounts

	Name of Institution	Account Number	Control Agt.	Complies	New
			In place?		Account
“Excluded Acc

1.)	None		YES / NO	YES / NO	YES / NO

2.)			YES / NO	YES / NO	YES / NO

3.)			YES / NO	YES / NO	YES / NO

4.)			YES / NO	YES / NO	YES / NO

AGREEMENTS WITH PERSONS IN POSSESSION OF TANGIBLE COLLATERAL

Pursuant to Section 5.9(e) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, tangible Collateral is located at the addresses set forth below; and (ii) to the extent required by Section 5.9(e) of the Loan Agreement, a Waiver has been executed and delivered to Lender, or such Waiver has been waived by Lender, [Note: If Borrower has located Collateral at any new location since the date of the last compliance certificate, please so indicate].

	Location of Collateral	Value of Collateral at such	Waiver	Complies?	New
		Locations	In place?		Location?

1.)		$	YES / NO	YES / NO	YES / NO

2.)		$	YES / NO	YES / NO	YES / NO

3.)		$	YES / NO	YES / NO	YES / NO

4.)		$	YES / NO	YES / NO	YES / NO

SUBSIDIARIES AND OTHER PERSONS

Pursuant to Section 6.14(a) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it has directly or indirectly acquired or created, or it intends to directly or indirectly acquire or create, each Subsidiary or other Person described below; and (ii) such Subsidiary or Person has been made a co-borrower under the Loan Agreement or a guarantor of the Obligations [Note: If Borrower has acquired or created any Subsidiary since the date of the last compliance certificate, please so indicate].

	Name:	Jurisdiction of	Co-borrower	Complies?	New
		formation or organization:[3]	or guarantor?		Subsidiary
or Person?

1.)			YES / NO	YES / NO	YES / NO

2.)			YES / NO	YES / NO	YES / NO

3.)			YES / NO	YES / NO	YES / NO

4.)			YES / NO	YES / NO	YES / NO

[3]	Under the “Explanations” heading (see below) please include a description of such Subsidiary’s or Person’s fully diluted capitalization and Borrower’s purpose for its acquisition or creation of such Subsidiary if such information has not been previously furnished to Lender.

3

EXPLANATIONS

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4

[Signature page to Compliance Certificate]

Very truly yours,

SUNEVA MEDICAL, INC.

By:
Name:
Title:*

*	Must be executed by Borrower’s Chief Financial Officer or other executive officer.